CONVERTIBLE DEMAND PROMISSORY NOTE

AMOUNT:            US$100,000

DATE OF ISSUE:        January 24, 2008

FOR VALUE RECEIVED in respect of a loan of US$100,000 made by EH&P Investment AG (the "Holder") to Geocom Resources Inc. (the "Company") dated January 24 2008, the Company promises to pay on demand to or to the order of the Holder the principal sum of US$100,000 in lawful currency of the United Stated (the "Principal Sum") with interest accruing at the rate of 10% per annum. The Principal Sum together with accrued interest is repayable by the Company to the Holder in full on demand, subject to the following terms and conditions:

1.

MATURITY: If the Company fails to pay on demand any payment of the balance of the Principal Sum on this promissory note (the” Note") shall become immediately due and payable, or convertible to common shares of the Capital of the Company at the election of Holder.

2.

ISSUANCE OF REPLACEMENT NOTE: The Company hereby covenants and agrees with the Holder that upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, the Company shall issue and deliver to the Holder a new promissory note of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen promissory note.

3.

HOLDER'S NON-WAIVER OF RIGHTS: Failure of the Holder to enforce any of its rights or remedies under this Note will not constitute a waiver of the rights of the Holder to enforce such rights and remedies thereafter.

4.	COMPANY'S WAIVER: The Company hereby waives demand and presentment for payment, notice of non-payment, protest and notice of protest of this Note.

5.

ENFORCEMENT EXPENSES: In the event of demand by the Holder under this Note, then the Company will pay all costs and expenses incurred by the Holder, including, without limitation, legal fees and expenses on a solicitor and own client basis, in pursuing the Holder's remedies against the Company.

6.

GOVERNING LAW: This Note (and any transactions, documents, instruments or other agreements contemplated in this Note) shall be construed and governed exclusively by the laws in force in Nevada and the laws of the United States applicable therein, and the courts of Nevada shall have exclusive jurisdiction to hear and determine all disputes arising hereunder. The undersigned irrevocably attorns to the jurisdiction of said courts and consents to the commencement of proceedings in such courts. This provision shall not be construed to affect the rights of the Holder to enforce a judgment or award outside said province, including the right to record and enforce a judgment or award in any other jurisdiction.

7.

OPTIONAL CONVERSION: The Holder is entitled, at its option, to convert, (each a "Conversion"), at any time and from time to time, until payment in full of this Note, all or part of (i) the principal amount of the Note in denominations of $10,000 (the "Converted Amount") and (ii) accrued and unpaid interest on such Converted Amounts into conversion shares in the capital of the Company (the "Shares") at $0.15 per Share (the "Conversion Price"). To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Note, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein.

The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

IN WITNESS WHEREOF the Company has caused its duly authorized signatory to execute and deliver this Note to the Holder as of the day and year first above written.

GEOCOM RESOURCES INC.

Per: /s/ John E. Hiner, President

Authorized Signatory

SIGNED, SEALED and DELIVERED by
in the presence of:
___________________________________
Signature
___________________________________
Print Name
___________________________________
Address
___________________________________
Occupation

/s/ signed EH&P investments AG for managed accounts

EXHIBIT "A"

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Promissory Note)

TO:

The undersigned hereby irrevocably elects to convert $__________________________ of the principal amount of the Convertible Debenture dated _________________ between the Company and ________________, into Shares of _______________________, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:	_________________________________________________
Applicable Conversion Price:	$0.15USD
Amount to be converted:	_________________________________________________
Number of Shares to be issued:	_________________________________________________
Amount of Debenture unconverted: $	Principal:__________________________
Please issue the Shares in the following name and to the following address:	_________________________________________________ _________________________________________________
_________________________________________________

Signature of the Holder:	_________________________________________________
Name:	_________________________________________________
Address:	_________________________________________________
_________________________________________________
Phone Number:	_________________________________________________